Long-term investment, net	12 Months Ended
Dec. 31, 2025
Long-term investment, net
Long-term investment, net

Note 10 – Long-term investment, net

As of December 31, 2025, the Company owns a 19.9% equity interest in HK Golden, Inc., a privately held company. Although the Company does not hold a controlling interest or possess significant influence over the investee, the Company has concluded that the equity securities do not have readily determinable fair values because the investee is not publicly traded and does not provide daily or regularly available net asset value per share.

Accordingly, the investment is accounted for under the measurement alternative provided by Accounting Standards Codification (ASC) 321, Investments—Equity Securities. Under this guidance, the investment is initially recorded at cost, and subsequently measured at cost minus impairment, plus or minus observable price changes from orderly transactions for identical or similar investments of the same issuer. This measurement approach is consistent with the cost minus impairment (CMI) model.

The Company evaluates the investment for impairment upon the occurrence of events or changes in circumstances that indicate the carrying amount may not be recoverable. An impairment loss is recognized in earnings when the fair value of the investment is below its carrying amount and the decline is determined to be other-than-temporary. Dividends received from the investment are recognized in income when declared.

As of December 31, 2025 and 2024, the carrying amount of the investment was as follows:

	Year ended December 31,
	2025	2024

Investment at cost	$8,990	$—
Less: Accumulated impairment losses	—	—
Carrying amount of investment	$8,990	$—

During the year ended December 31, 2025, the Company did not recognize any impairment losses or upward adjustments related to this investment. The Company reassesses the appropriateness of the measurement alternative at each reporting date.